EXHIBIT 8

NOTE 41 Controlled Entities

Extent of Beneficial
Entity Name	Interest if not 100%	Incorporated in

AUSTRALIA
(a) Banking
Commonwealth Bank of Australia		Australia
Controlled Entities:
Commonwealth Development Bank of Australia Limited		Australia
CBA Investments Limited		Australia
CBA Specialised Financing Limited		Australia
Share Investments Pty Limited		Australia
CBA Investments (No.2) Pty Limited		Australia
CBA International Finance Pty Limited		Australia
CBCL Australia Limited		Australia
CBFC Limited		Australia
Collateral Leasing Pty Limited		Australia
Commonwealth Securities Limited		Australia
Homepath Pty Limited		Australia
Chullora Equity Investments (No.2) Pty Limited *		Australia
Chullora Equity Investments (No.3) Pty Limited *		Australia
Commonwealth Insurance Limited		Australia
Commonwealth Investments Pty Limited *		Australia
Commonwealth Property Limited		Australia
Infravest (No. 2) Limited		Australia
Commonwealth Fleet Lease Pty Limited		Australia
Retail Investor Pty Limited		Australia
Sparad (no. 24) Pty Limited		Australia
Colonial Employee Share Plan Limited		Australia
Colonial Finance Limited		Australia
Colonial Financial Services Pty Limited		Australia
CST Securitisation Management Limited		Australia
Emerald Holding Company Limited		Australia
TD Waterhouse Holdings (Aust) Pty Limited **		Australia
(b) Life Insurance and Funds Management
Commonwealth Custodial Services Limited		Australia
Commonwealth Insurance Holdings Limited		Australia
Commonwealth Life Limited		Australia
CLL Investments Limited		Australia
CIF (Hazelwood) Pty Limited		Australia
Commonwealth Investment Services Limited Group
Commonwealth Investment Services Limited		Australia
Commonwealth Managed Investments Limited		Australia
CISL (Hazelwood) Pty Limited		Australia
Commonwealth Funds Management Limited Group
Commonwealth Funds Management Limited		Australia
CFM (ADF) Limited		Australia
CFML Nominees Pty Limited		Australia
CMG Asia Pty Limited		Australia
CMG First State Investment Managers (Asia) Limited		Australia
Colonial AFS Services Pty Limited		Australia
Colonial Financial Corporation Limited		Australia
Colonial First State Group Limited		Australia
Avanteos Pty Limited **		Australia
Colonial First State Property Limited		Australia
Colonial First Statutory Funds Management Limited		Australia
CFS Managed Property Limited		Australia
Colonial Holding Company Pty Limited		Australia
Colonial Holding Company (No.2) Pty Limited		Australia
Colonial Financial Management Limited		Australia
Colonial Insurance Services Pty Limited		Australia
Colonial International Holdings Pty Limited		Australia
Colonial Investments Holding Pty Limited		Australia
Colonial Investment Services Limited		Australia
Colonial LGA Holdings Limited		Australia
Colonial Mutual Funds Limited		Australia
The Colonial Mutual Life Assurance Society Limited		Australia

NOTE 41 Controlled Entities continued

Extent of Beneficial
Entity Name	Interest if not 100%	Incorporated in

(b) Life Insurance and Funds Management continued
Colonial Mutual Superannuation Pty Limited		Australia
Colonial PCA Holdings Pty Limited		Australia
Colonial PCA Services Limited		Australia
Colonial Portfolio Services Limited		Australia
Colonial Services Pty Limited		Australia
Jacques Martin Pty Limited		Australia
NEW ZEALAND
(a) Banking
ASB Group Limited		New Zealand
ASB Holdings Limited		New Zealand
ASB Bank Limited		New Zealand
ASB Finance Limited		New Zealand
ASB Management Services Limited		New Zealand
ASB Properties Limited		New Zealand
ASB Superannuation Nominees Limited		New Zealand
CBA Funding (NZ) Limited		New Zealand
(b) Life Insurance and Funds Management
ASB Group Limited		New Zealand
ASB Life Limited		New Zealand
Sovereign Limited		New Zealand
Colonial First State Investment Managers (NZ) Limited		New Zealand
Colonial First State Investments (NZ) Limited		New Zealand
ASB Group (Life) Limited		New Zealand
Kiwi Income Properties Limited		New Zealand
Kiwi Property Management Limited		New Zealand
Sovereign Life NZ Limited		New Zealand
Sovereign Services Corporation New Zealand Limited		New Zealand
OTHER OVERSEAS
(a) Banking
CBA Asia Limited		Singapore
CBA (Europe) Finance Limited		United Kingdom
CBA (Delaware) Finance Incorporated		USA
CTB Australia Limited		Hong Kong
Senator House Investments (UK) Limited (1)		United Kingdom
Commonwealth Securities (Japan) Pty Limited		Japan
SBV Asia Limited		Hong Kong
National Bank of Fiji Limited	51	Fiji
PT Bank Commonwealth		Indonesia
(b) Life Insurance and Funds Management
CMG Asia Life Holdings Limited		Bermuda
CMG Asia Limited		Bermuda
CMG Asia Pensions and Retirements Limited		Hong Kong
CMG First State Investments (Hong Kong) Limited		Hong Kong
CMG First State Singapore Limited		Singapore
Colonial Fiji Life Limited		Fiji
Colonial First State International Assets Limited		United Kingdom
Colonial First State Investments (Fiji) Limited		Fiji
Colonial First State Investment Managers (UK) Limited		United Kingdom
Colonial Healthcare (Fiji) Limited		Fiji
Colonial Services (Fiji) Limited		Fiji
Colonial First State UK Holdings Limited		United Kingdom
Waterloo & Victoria Limited		Cayman Islands

     Non-operating and minor operating controlled entities and investment vehicles holding policyholder assets are excluded from the above list.

(1)	Wholly owned subsidiary of CBA International Finance Pty Limited.

*	Small proprietory companies not requiring audit.

**	Companies purchased during the year.